                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT

                  SECOND AMENDMENT (this "Amendment"), dated as of January 22, 2003, among FLEMING COMPANIES, INC., the lenders party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 18, 2002 (as amended, modified and supplemented to, but not including the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, it is agreed:

                  1. The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new text at the end thereof:

                  "; PROVIDED FURTHER that during the period commencing on the Second Amendment Effective Date to and ending on the last day of the Borrower's fiscal quarter ending closest to March 31, 2003, the respective percentages in each column in the table above and the Applicable Rates applicable to B Term Loans as provided above shall be increased by 0.50%".

                  2. The definition of "Maximum Notes Prepayment Amount" in
Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "Notwithstanding anything contained above, at all times during the period from the Second Amendment Effective Date to and including the last day of the Borrower's fiscal quarter ending closest to March 31, 2003, Maximum Notes Prepayment Amount shall instead mean $0."

                  3. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following definitions in such Section in their proper alphabetical order:

                  "ADJUSTED ASSET COVERAGE RATIO" means, at any time, the ratio of (i) (x) the consolidated net trade accounts receivable (net of allowances for doubtful accounts) of the Borrower and the Guarantors plus (y) the consolidated net inventory of the Borrower and the Guarantors at such time (valued on a First-in First-out (FIFO) basis), in each case only to the extent the Collateral Agent has a first priority perfected security interest therein (subject to no other Lien other than any statutory Lien on such inventory permitted pursuant to
Section 6.01(h), but only if such Lien would not affect in any material respect the value of such inventory or the ability of the Collateral Agent to exercise its rights against such inventory pursuant to the


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Security Agreement), to (ii) the sum of (x) the aggregate amount of all principal of Loans outstanding at such time plus (y) the total LC Exposure at such time. Notwithstanding anything to the contrary contained in this definition, for the purposes of making determinations of the Adjusted Asset Coverage Ratio at any time, the Collateral Agent shall not be considered to have a first priority perfected security interest in any Inventory of the Borrower or any Guarantor which is located on real property (i) that the Borrower or the respective Guarantor leases (other than pursuant to an acquired or assumed lease) from a Person (other than the Borrower or any of its Subsidiaries) pursuant to a lease entered into after the Effective Date unless the lessor of such real property has executed and delivered to the Collateral Agent a Landlord-Lender Agreement or (ii) owned by the Borrower or one of its Subsidiaries that is subject to a mortgage (other than an acquired or assumed mortgage) entered into after the Effective Date in favor of a Person (other than the Borrower or any Subsidiary thereof) unless the mortgagee in respect thereof shall have executed and delivered to the Collateral Agent a Mortgagee Agreement.

                  "SECOND AMENDMENT EFFECTIVE DATE" means the date upon which the Second Amendment to this Agreement, dated January 22, 2003 becomes effective.

                  4. Section 2.09(c) is hereby amended by deleting the second sentence of such Section and inserting the following new sentence in lieu thereof:

                  "In addition, upon the Second Amendment Effective Date, the Revolving Commitments shall be permanently reduced to $475,000,000."

                  5. Section 5.01 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (j) thereof, (ii) redesignating clause (k) thereof as clause (l) and (iii) inserting the following new clause (k) immediately following clause (j) thereof:

                  "(k) within 10 Business Days after the last day of each fiscal month of the Borrower, a certificate of a Financial Officer setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 6.11 and 6.18 on the last day of such fiscal month; and"

                  6. Section 6.08(a) of the Credit Agreement is hereby amended by inserting the following new text at the end thereof:

                  ", PROVIDED that, notwithstanding anything contained above in this clause (a), the aggregate amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries during the period from the last day of the Borrower's fiscal quarter ending closest to December 31, 2002 to, but not including, the last day of the Borrower's fiscal quarter ending closest to March 31, 2003 shall be $50,000,000".

                  7. Section 6.10 of the Credit Agreement is hereby amended by
(i) deleting the date "September 30, 2002" appearing in the table set forth in such Section and inserting the date "December 31, 2002" in lieu thereof and (ii) deleting the ratio "4.75:1.00" appearing in such table and inserting the ratio "5.00:1.00" in lieu thereof.

                  8. Section 6.18 is hereby added as follows:

                  "SECTION 6.18 ADJUSTED ASSET COVERAGE RATIO. The Borrower will not permit the Adjusted Asset Coverage Ratio to be less than 2.50:1.00 at any time during the period from the Second Amendment Effective Date to and including, the last day of the Borrower's fiscal quarter ending closest to March 31, 2003."

                  9. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date (as defined below), after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on the date hereof, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date.

                  10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                  11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  13. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the address provided in Section 9.01(b) of the Credit Agreement by 2:00 p.m. (New York City time) on January 22, 2003 and (ii) the Borrower shall have paid to the Administrative Agent for distribution to each Lender who has delivered an executed counterpart hereof by 2:00 p.m. (New York City time) on January 22, 2003 as provided in clause (i) above a non-refundable cash fee in an amount equal to 12.5 basis points (0.125%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Commitment of such Lender, in each case as same is in effect on the Second Amendment Effective Date (after giving effect to the reduction to the Revolving Commitments pursuant to this Amendment).

                  14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                          FLEMING COMPANIES, INC.


                                          By          /s/ Mark Shapiro
                                              ----------------------------------
                                              Name:   Mark Shapiro
                                              Title:  Senior Vice President,
                                                      Finance and Operations
                                                      Control


                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              Individually and as Administrative
                                              Agent



                                          By          /s/ Marco Orlando
                                            ------------------------------------
                                              Name:   Marco Orlando
                                              Title:  Director


                                          FORTIS CAPITAL CORP.


                                          By          /s/ Eddie Matthews
                                            ------------------------------------
                                              Name:   Eddie Matthews
                                              Title:  Senior Vice President


                                          FORTIS CAPITAL CORP.


                                          By          /s/ John C. Preneta
                                            ------------------------------------
                                              Name:   John C. Preneta
                                              Title:  Executive Vice President


                                          MIZUHO CORPORATE BANK, LTD.


                                          By          /s/ Yuji Tanaka
                                            ------------------------------------
                                              Name:   Yuji Tanaka
                                              Title:  Vice President

                                          VAN KAMPEN PRIME RATE INCOME TRUST


                                          By:  Van Kampen Investment Advisory
                                               Corp.


                                              By /s/ Darvin D. Pierce
                                                 -------------------------------
                                                 Name:  Darvin D. Pierce
                                                 Title: Executive Director


                                          VAN KAMPEN SENIOR INCOME TRUST


                                          By:  Van Kampen Investment Advisory
                                               Corp.


                                              By /s/ Darvin D. Pierce
                                                 -------------------------------
                                                 Name:  Darvin D. Pierce
                                                 Title: Executive Director


                                          VAN KAMPEN SENIOR FLOATING RATE FUND


                                          By:  Van Kampen Investment Advisory
                                               Corp.


                                              By /s/  Darvin D. Pierce
                                                 -------------------------------
                                                 Name:  Darvin D. Pierce
                                                 Title: Executive Director


                                          VAN KAMPEN CLO II, LIMITED


                                          By:  Van Kampen Investment Advisory
                                               Corp., as Collateral Manager


                                              By /s/ Darvin D. Pierce
                                                 -------------------------------
                                                 Name:  Darvin D. Pierce
                                                 Title: Executive Director

                                          KZH CNC LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent


                                          KZH CYPRESSTREE-1 LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent


                                          KZH ING-2 LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent


                                          KZH SOLEIL LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent


                                          KZH SOLEIL-2 LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent


                                          KZH STERLING LLC


                                          By         /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:  Anthony Arrobino
                                              Title: Authorized Agent

                                          KZH WATERSIDE LLC


                                          By       /s/ Anthony Arrobino
                                             -----------------------------------
                                              Name:    Anthony Arrobino
                                              Title:   Authorized Agent


                                          MORGAN STANLEY PRIME INCOME TRUST


                                          By       /s/ Peter Gerwitz
                                             -----------------------------------
                                              Name:    Peter Gerwitz
                                              Title:   Vice President


                                          MUIRFIELD TRADING LLC


                                          By       /s/ Diana L. Mushill
                                             -----------------------------------
                                              Name:    Diana L. Mushill
                                              Title:   Asst. Vice President


                                          OLYMPIC FUNDING TRUST, SERIES 1999-1


                                          By       /s/ Diana L. Mushill
                                             -----------------------------------
                                              Name:    Diana L. Mushill
                                              Title:   Authorized Agent


                                          HARBOUR TOWN FUNDING LLC


                                          By       /s/ Diana L. Mushill
                                             -----------------------------------
                                              Name:    Diana L. Mushill
                                              Title:   Asst. Vice President


                                          WINGED FOOT FUNDING TRUST


                                          By       /s/ Diana L. Mushill
                                             -----------------------------------
                                              Name:    Diana L. Mushill
                                              Title:   Authorized Agent

                                          JUPITER LOAN FUNDING LLC


                                          By       /s/ Diana L. Mushill
                                             -----------------------------------
                                              Name:    Diana L. Mushill
                                              Title:   Asst. Vice President


                                          DENALI CAPITAL LLC, managing member of
                                              DC Funding Partners, portfolio
                                              manager for DENALI CAPITAL CLO I,
                                              LTD., or an affiliate


                                          By       /s/ John P. Thacker
                                             -----------------------------------
                                              Name:    John P. Thacker
                                              Title:   Chief Credit Officer


                                          DENALI CAPITAL LLC, managing member of
                                              DC Funding Partners, portfolio
                                              manager for DENALI CAPITAL CLO II,
                                              LTD., or an affiliate



                                          By       /s/ John P. Thacker
                                             -----------------------------------
                                              Name:    John P. Thacker
                                              Title:   Chief Credit Officer


                                          AMERICAN EXPRESS CERTIFICATE COMPANY


                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                              By      /s/ Yvonne E. Stevens
                                                 -------------------------------
                                                  Name:   Yvonne E. Stevens
                                                  Title:  Senior Managing
                                                          Director

                                          IGB LIFE INSURANCE COMPANY


                                          By: American Express Asset Management
                                              Group, Inc., as Collateral
                                              Manager


                                              By      /s/ Yvonne E. Stevens
                                                --------------------------------
                                                  Name:   Yvonne E. Stevens
                                                  Title:  Senior Managing
                                                          Director


                                          CENTURION C94 VI, LTD.


                                          By: American Express Asset Management
                                              Group, Inc., as Collateral
                                              Manager


                                              By      /s/ Leanne Stavrakis
                                                --------------------------------
                                                  Name:   Leanne Stavrakis
                                                  Title:  Director - Operations


                                          SEQUILS - CENTURION V, LTD.


                                          By: American Express Asset Management
                                              Group, Inc., as Collateral
                                              Manager


                                              By      /s/ Leanne Stavrakis
                                                --------------------------------
                                                  Name:   Leanne Stavrakis
                                                  Title:  Director - Operations


                                          SEQUILS - GLACE BAY, LTD.


                                          By: Royal Bank of Canada, as
                                              Collateral Manager


                                              By      /s/ Melissa Marano
                                                --------------------------------
                                                  Name:   Melissa Marano
                                                  Title:  Principal

                                          BLACK DIAMOND INTERNATIONAL FUNDING,
                                          LTD.


                                          By       /s/ Alan Corkish
                                             -----------------------------------
                                              Name:    Alan Corkish
                                              Title:   Director


                                          COMERICA BANK


                                          By       /s/ Mark B. Grover
                                             -----------------------------------
                                              Name:    Mark B. Grover
                                              Title:   First Vice President


                                          SANKATY ADVISORS, LLC, as Collateral
                                              Manager for Castle Hill
                                              II - INGOTS, Ltd., as Term Lender


                                          By       /s/ Timothy M. Barns
                                             -----------------------------------
                                              Name:    Timothy M. Barns
                                              Title:   Senior Vice President


                                          SANKATY ADVISORS, LLC, as Collateral
                                              Manager for Great Point
                                              CLO 1999-1 LTD., as Term Lender


                                          By       /s/ Timothy M. Barns
                                             -----------------------------------
                                              Name:    Timothy M. Barns
                                              Title:   Senior Vice President


                                          SANKATY ADVISORS, LLC, as Collateral
                                              Manager for Race Point
                                              CLO, Limited, as Term Lender


                                          By       /s/ Timothy M. Barns
                                             -----------------------------------
                                              Name:    Timothy M. Barns
                                              Title:   Senior Vice President

                                          SANKATY HIGH YIELD PARTNERS III, L.P.


                                          By      /s/ Timothy M. Barns
                                             -----------------------------------
                                              Name:   Timothy M. Barns
                                              Title:  Senior Vice President


                                          HARCH CLO I, LTD.


                                          By      /s/ Michael E. Lewitt
                                             -----------------------------------
                                              Name:   Michael E. Lewitt
                                              Title:  Authorized Signatory


                                          APEX (TRIMARAN) CDO I, LTD.


                                          By:  Trimaran Advisors, L.L.C.

                                              By   /s/ David M. Millison
                                                 -------------------------------
                                                  Name:   David M. Millison
                                                  Title:  Managing Director


                                          STANFIELD CARRERA CLO, LTD.


                                          By:  Stanfield Capital Partners LLC,
                                               as its Asset Manager

                                              By   /s/ Christopher A. Bondy
                                                 -------------------------------
                                                  Name:   Christopher A. Bondy
                                                  Title:  Partner


                                          BANK OF AMERICA, N.A.


                                          By   /s/ William F. Sweeney
                                             -----------------------------------
                                              Name:    William F. Sweeney
                                              Title:   Managing Director